COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES

16. COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims and contingencies related to, among other things, workers’ compensation, general liability (including product liability), automobile claims, health care claims, income taxes, environmental matters and lawsuits. The Company is also subject to various claims and contingencies related to income taxes, which are discussed in Note 13. The Company also has contractual obligations including to lease commitments, which are discussed in Note 14.

The Company records liabilities where a contingent loss is probable and can be reasonably estimated. If the reasonable estimate of a probable loss is a range, the Company records the most probable estimate of the loss or the minimum amount when no amount within the range is a better estimate than any other amount. The Company discloses a contingent liability even if the liability is not probable or the amount is not estimable, or both, if there is a reasonable possibility that a material loss may have been incurred.

Insurance

Globally, the Company has insurance policies with varying deductible levels for property and casualty losses. The Company is insured for losses in excess of these deductibles, subject to policy terms and conditions and has recorded both a liability and an offsetting receivable for amounts in excess of these deductibles. The Company is self-insured for health care claims for eligible participating employees, subject to certain deductibles and limitations. The Company determines its liabilities for claims on an actuarial basis.

Litigation and Environmental Matters

The Company and certain subsidiaries are party to various lawsuits, claims and environmental actions that have arisen in the ordinary course of business. These include from time to time antitrust, commercial, patent infringement, product liability and wage hour lawsuits, as well as possible obligations to investigate and mitigate the effects on the environment of the disposal or release of certain chemical substances at various sites, such as Superfund sites and other operating or closed facilities. The Company has established accruals for certain lawsuits, claims and environmental matters. The Company currently believes that there is not a reasonably possible risk of material loss in excess of the amounts accrued related to these legal matters. Because litigation is inherently uncertain, and unfavorable rulings or developments could occur, there can be no certainty that the Company may not ultimately incur charges in excess of recorded liabilities. A future adverse ruling, settlement or unfavorable development could result in future charges that could have a material adverse effect on the Company’s results of operations or cash flows in the period in which they are recorded. The Company currently believes that such future charges related to suits and legal claims, if any, would not have a material adverse effect on the Company’s consolidated financial position.

Environmental Matters

The Company is currently participating in environmental assessments and remediation at approximately 30 locations, the majority of which are in the U.S., and environmental liabilities have been accrued reflecting management’s best estimate of future costs. Potential insurance reimbursements are not anticipated in the Company’s accruals for environmental liabilities.

Matters Related to Deepwater Horizon Incident Response

The Company previously disclosed that certain entities that would become subsidiaries of ChampionX upon completion of the Transaction and were named as defendants (collectively, the “COREXIT Defendants”) in several lawsuits relating to the supply of COREXITTM 9500, an oil dispersant product listed on the U.S. EPA National Contingency Plan Product Schedule, in connection with an oil spill following a catastrophic explosion and fire that began on April 20, 2010, on the Deepwater Horizon oil drilling platform operated by a subsidiary of BP plc in the Gulf of Mexico.

All of the lawsuits against the COREXIT Defendants were assumed by ChampionX on completion of the Transaction. Though the Company cannot predict the outcome of these lawsuits, the involvement it might have in these matters in the future, or the potential for future litigation, the Company currently believes that, following assumption of the lawsuits by ChampionX, future charges related to these lawsuits, if any, would not have a material adverse effect on the Company’s consolidated financial position.